Canaccord Genuity 44th Annual Growth Conference NASDAQ: STIM August 14, 2024 Now FDA-Cleared as an Add-on Therapy for Ages 15 and Older! Exhibit 99.1

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation and accompanying commentary that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “outlook,” “potential,” “believe,” “expect,” “plan,” “anticipate,” “predict,” “may,” “will,” “could,” “would” and “should” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2024, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; our revenue has been concentrated among a small number of customers; our ability to obtain and maintain intellectual property protection for our technology; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; the terms of our credit facility; our ability to successfully roll-out our Better Me Guarantee Provider Program on the planned timeline; our self-sustainability and existing cash balances; and our ability to achieve cash flow break-even in the fourth quarter of 2024 and on a full-year basis in 2025. Without limiting the foregoing, these risks and uncertainties also include, without limitation, risks and uncertainties related to: the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurrence of any event, change or other circumstance that would give rise to the termination of the transaction agreement; the fact that Greenbrook’s and Neuronetics’ respective stockholders may not approve the transaction; the fact that certain terminations of the transaction agreement require Greenbrook or Neuronetics to pay a termination fee; the failure to satisfy each of the conditions to the consummation of the transaction; the disruption of management’s attention from ongoing business operations due to the transaction; the effect of the announcement of the transaction on the Greenbrook’s and Neuronetics’ relationships with their respective customers, as well as its operating results and business generally; the outcome of any legal proceedings related to the transaction; retention of employees of Greenbrook following the announcement of the transaction; the fact that Greenbrook’s and Neuronetics’ stock price may decline significantly if the transaction is not completed; and other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as each may be updated or supplemented by subsequent reports that the Company has filed or files with the SEC. In connection with the transaction, Neuronetics and Greenbrook will be filing preliminary and definitive joint proxy statements and other relevant documents relating to the proposed transaction with the Securities and Exchange Commission (the “SEC”) and on SEDAR+, as applicable. This communication is not a substitute for the joint proxy statement or any other document that Neuronetics or Greenbrook may file with the SEC or on SEDAR+ or send to their stockholders in connection with the transaction. The description of the transaction agreement and voting agreements above do not purport to be complete and are qualified in its entirety by reference to such agreement as filed pursuant to the joint proxy statement and/or any other filing with the SEC and on SEDAR+. Before making any voting decision, Neuronetics’ and Greenbrook’s stockholders are urged to read all relevant documents filed with the SEC and on SEDAR+, including the joint proxy statement, when they become available because they will contain important information about the transaction. Investors and security holders will be able to obtain the joint proxy statement and other documents filed by Neuronetics or Greenbrook with the SEC (when available) free of charge at the SEC’s website, www.sec.gov or on SEDAR+, at www.sedarplus.ca, as applicable, or from Neuronetics or Greenbrook at the investor relations page of their respective websites, https://ir.neuronetics.com/ and greenbrooktms.com/investor-relations. These documents are not currently available.

No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Neuronetics, Greenbrook and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Neuronetics’ stockholders in connection with the transaction. Neuronetics’ stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of Neuronetics in Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 7, 2024, its proxy statement relating to its 2024 Annual Meeting of Stockholders filed with the SEC on April 11, 2024 and other relevant materials filed with the SEC when they become available; and (ii) regarding Greenbrook’s directors and officers in Greenbrook’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on April 25, 2024 and other relevant materials filed with the SEC and on SEDAR+, as applicable, when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Neuronetics’ stockholders in connection with the transaction will be set forth in the joint proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the joint proxy statement that Neuronetics and Greenbrook intend to file with the SEC and on SEDAR+, as applicable.

38+ years of experience Keith Sullivan President & Chief Executive Officer Presenters Steve Furlong Executive Vice President, Chief Financial Officer & Treasurer 37+ years of experience neurostar.com

NeuroStar is Renewing Lives by Transforming Neurohealth Market Leader in TMS #1 Physician recommended with over 6.6 million treatment sessions performed in over 182,000 patients Robust R&D Pipeline 3rd generation system. Largest clinical dataset in the world to drive new indications Widely Reimbursed Dedicated to Practice Success Largest direct sales and customer support team in the industry to support over 1,100 U.S. offices1 We’re inspired every day by the opportunity to help people live more fulfilling lives Dedicated to driving health policy to ensure broad US reimbursement among commercial and government payors

Significant, Underpenetrated U.S. TMS Market Opportunity Patients suffering from depression, depression with anxiety, and OCD3 >29 million 10.9 million Patients currently being treated4,5 4.4 million Poorly served by medication4,7,8 Patients treated using TMS9 ~100 thousand 0.4% Penetration U.S. Adults and Adolescents

Core Initiatives Driving Growth Delivering Better Patient Care Through the Better Me Provider Program* Improved Response Times 6.4x Improvement in 24-Hour Follow Up (compared to non-BMP sites) Education Through NSU 61% Increase in Patients Treated (compared to sites who have not attended) Addressing Patient Interest 3.7x Increase in Motor Threshold Tests (compared to non-BMP sites) Next Steps: Drive increased awareness through targeted TV advertising, pilot in Southeastern U.S. launched Increasing Access to a Non-Drug Alternative for Adolescent Patients NeuroStar remains the first and only FDA cleared TMS therapy for adolescent patients (ages 15 – 21) Strong Early Adoption > 425 Number of Adolescent Patients treated (since launch in April 2024) Continued Positive Payor Momentum ~27.4 Million Number of Covered Lives Added (following clearance in March 2024) Next Steps: Drive penetration amongst the 4.3 million adolescent MDD patients in the U.S. *Based on outcomes of BMP pilot program

FY 2024 Guidance Metric Guidance Range Third Quarter Revenue $18.5 - $19.5 M Full Year Revenue $78.0 - $80.0 M (unchanged) Full Year Operating Expenses $78.0 - $80.0 M (unchanged)

Neuronetics + Greenbrook TMS Combining two of the nation’s largest mental health companies to create an organization with the ability to leverage its scale and capabilities to treat more patients suffering from mental health conditions

Greenbrook TMS Overview Greenbrook is a leading provider of Transcranial Magnetic Stimulation (“TMS”) therapy in the U.S. for the treatment of mental health disorders > 47,000 Unique patients treated to date > 1,520,000 Treatments administered to date $73.8 M FY 2023 Revenue ~120 Treatment Centers in 17 U.S. states Ongoing management to prescribed pharmaceutical treatments throughout a patient’s continuum of care Med Management Esketamine nasal spray Fills the gap in the treatment paradigm for MDD between or before TMS and ECT Spravato® Neuronetics is the exclusive provider of TMS devices to Greenbrook Currently have 245 NeuroStars in active use NeuroStar TMS Greenbrook offers three distinct services for patients:

Transaction Rationale Creates a vertically integrated organization capable of providing access to mental health treatment with significant scale in the U.S. Increased brand awareness for NeuroStar More consistent delivery of best practices at Greenbrook sites Ability to provide customers with training on implementation of med management and Spravato Ability to provide additional centralized services to all customers, including payor contract negotiations, reimbursement processing, revenue cycle management, and a centralized call center Strategic Financial Increased revenue scale and strong growth trajectory Material cost synergies Accelerated path to profitability Bolstered balance sheet

Creates Benefits for All of Neuronetics’ Customers Increases brand recognition for NeuroStar to educate more patients Expands training opportunities on how to incorporate med management, Spravato, and NeuroStar into practices Potential to improve customer business operations through: Access to national and regional payor contracts Ability to leverage a centralized call center Management of reimbursement billing and processing Improved revenue cycle management

Attractive Financial Profile Increased Revenue Scale and Strong Growth Profile 2023 FY Combined Revenue of ~$145 Million Anticipate mid-teens revenue growth in fiscal years 2025 and 2026 Material Cost Synergies ~$15M of annual cost savings, majority of which to be realized in fiscal 2025 Accelerated Path to Profitability Expect to be Adj. EBITDA & cash flow positive for the full fiscal year 2025, excluding one-time costs related to the transaction Bolstered Balance Sheet 100% of Greenbrook’s LT debt being converted to Greenbrook common shares pre-merger

Q&A

References Sackeim HA, et al. (2020) J. Affect. Disord. 277:65-74. Based on a real-world, retrospective study using CGI-S and a sample size of 615 patients. Dunner DL, et al. (2014). J Clin Psychiatry. 75(12):1394-1401 Data on file, Neuronetics, Inc. NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024 Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021 OCD- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021 https://pubmed.ncbi.nlm.nih.gov/23768668/ Definitive Health Diagnosis/Prescription Data: 03/25/22 https://med.stanford.edu/ocd/treatment/pharma.html Neuronetics Data on File 2024 (Calculation of 40% Marketshare for NNI * 1.2% treatment rate), Adolescent data = actual for 2023